CTI Industries Corporation

NASDAQ Capital Market:
CTIB

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve risk and uncertainties, and investors are cautioned that outcomes and results may vary from those projected due to factors beyond the company’s control.
These include economic, competitive, governmental, technological and other factors discussed in the company’s filings with the SEC on forms 10-K and 10-Q.

CTI Industries

Value-Added Design,
Engineering and
Production for

FLEXIBLE FILM
PRODUCTS

Pouches

Foil
Balloons

Latex
Balloons

Product
Development

Printed and
Laminated
Films

Highlights

Named one of Fortune Magazine’s 100
fastest growing small and medium-sized
public companies

Profitable 8 straight quarters…and 9 of
the last 10

Shareholders’ Equity up over 3X in five
years; Book Value/Share up almost 2.5X

2005-2008 Compounded Sales Growth
Rate of 15.5%

Pouches

Ziploc® Vacuum Bags

Developed with CTI
technology

Produced for S.C.
Johnson & Son, Inc.

Marketed under
Ziploc brand

Now in thousands of
retail stores

ZipVac ™

Food and household storage
system developed by CTI

Patented zipper closure, film
and valve

Rechargeable pump

Use in refrigerator,
freezer, or countertop

Protects food 5X longer

Space Bag ®

Large zippered bag
household storage
system

Stores clothing, linens
and other household
items

Attaches to vacuum
cleaner hose

CTI helped develop and
produces

ZipVac Universal Vacuum
Sealer Bags and Rolls

Works with all food-sealing
machines

Uses CTI film technology

“Industrial strength”

Novelty Balloons

Foil Balloons

Leading producer
of foil balloons for
30 years

Marketed
throughout U.S.,
Mexico, and Europe

Latex Balloons

Manufactured in
Guadalajara, Mexico

Marketed in U.S.,
Canada, Mexico, and
Europe

Laminated and
Printed Films

Packaging Film

Commercial and
industrial uses

Laminated and
coated films

Up to 8-color
printing

Design and Development

Value-added design, engineering and
development

Customer product development

ZipLoc Vacuum Storage System

Space Bag

Embossed packaging film

Current customer projects in
development

Internal Product Development

Over 500 novelty balloon graphic designs

New designs each year

New balloon shapes

ZipVac vacuum storage system – a
unique, effective food storage system

Patented zipper seal features

Patented valve

Patented embossed film

Technology

Value-added technology component to
products

Design expertise, know-how and
proprietary features

29 patents and 3 patent applications
covering pouch, film and novelty products

13 patents on pouch closures and film
methods

Facilities

Principal plant and offices in suburban
Chicago (Barrington)

Plant and offices in Guadalajara, Mexico

Production of latex balloons

Distribution Facilities

Chicago – principal warehouse and
distribution; sales and customer service

Mexico – warehouse, sales, customer
service for Mexico and Latin America

U.K. – warehouse, sales and customer
service for U.K.

Frankfurt, Germany – warehouse, sales
and customer service for Europe

Supplier to Major Companies

S.C. Johnson & Son, Inc.

Rapak (D.S. Smith)

ITW Space Bag

Dollar Tree

Other Distribution Channels

Independent balloon distributors (U.S.,
Canada, Mexico, Europe, and Australia)

Retailers

Sears Holdings (U.S.)

Walmart (Mexico)

Clinton Cards (U.K.)

ASDA-Walmart (U.K.)

Industrial companies

Market Size

Zippered Pouches – $4.2 billion*

Flexible Packaging Films – $6.2 billion**

Foil Balloons –Est. $250 million (world)

Latex Balloons – Est. $500 million
(Americas and Europe)

* Parker, P.M. (2006). The 2007-2012 World Outlook for Polyethylene Household Food Storage,
Sandwich, and Freezer Bags and Pouches. Icon Group International, Inc.

** U.S. Census Bureau. (2002). Plastic Packaging Film and Sheet (Including Laminated)
Manufacturing: 2002. U.S. Department of Commerce.

Growth Initiatives

Novelty Balloons

Europe and Latin America

Major retail chain programs

Pouches

Pursue retail chain opportunities

New distribution channels

Joint product development programs

Financial Review

Income Statement Overview

Income Statement Ratios
(As a Percentage of Sales)

Sales by Product
(In Thousands)

Operating Expenses

19.91%

18.63%

20.38%

17.65%

17.03%

(As a Percentage of Sales)

Income from Operations

2.23%

6.48%

3.41%

5.30%

5.38%

(As a Percentage of Sales)

Balance Sheet Highlights

(In Thousands)